Exhibit 10.4

Certain information has been excluded from this agreement (indicated by “[***]”) because Smith Douglas Homes Corp. has determined such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of [●], 2023 by and among Smith Douglas Homes Corp., a Delaware corporation (the “Corporation”), and each Person identified on the Schedule of Holders attached hereto as of the date hereof (such Persons, collectively, the “Holders”).

RECITALS

WHEREAS, the Corporation is contemplating an offer and sale of its shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock” and such shares, the “Shares”), to the public in an underwritten initial public offering (the “IPO”);

WHEREAS, the Corporation desires to use a portion of the net proceeds from the IPO to purchase Common Units (as defined below) of Smith Douglas Holdings LLC, a Delaware limited liability company (the “Company”), and the Company desires to issue its Common Units to the Corporation in exchange for such portion of the net proceeds from the IPO;

WHEREAS, immediately prior to the consummation of the issuance of Common Units by the Company to the Corporation, the Holders and certain other Persons that hold equity interests in the Company are the sole members of the Company (the Holders, together with such other Persons, the “Original Equity Owners”);

WHEREAS, prior to the purchase by the Corporation of the Common Units, the Corporation, the Company and the Original Equity Owners will enter into that certain Amended and Restated Limited Liability Company Agreement of the Company (such agreement, as it may be amended, restated, amended and restated, supplemented or otherwise modified form time to time, the “LLC Agreement”);

WHEREAS, in connection with the closing of the IPO, (i) the Corporation will become the sole managing member of the Company, (ii) under the LLC Agreement, the equity interests held by the Original Equity Owners prior to such time will be recapitalized into Common Units (as defined in the LLC Agreement, the “Common Units”) of the Company, (iii) each Person identified on the Schedule of Holders attached hereto as a “Holder” and certain other Original Equity Owners will remain or become non‑managing members of the Company, but otherwise continue to hold Common Units in the Company (such persons, collectively, the “Continuing Equity Owners”), and (iv) in consideration of the Corporation acquiring the Common Units and becoming the managing member of the Company and for other good consideration, the Company has provided the Continuing Equity Owners with a redemption right pursuant to which the Continuing Equity Owners can redeem their Common Units for, at the Corporation’s option, shares of Class A Common Stock or cash on the terms set forth in the LLC Agreement; and

WHEREAS, in connection with the IPO and the transactions described above, the Corporation has agreed to grant to the Holders certain rights with respect to the registration of the Registrable Securities (as defined below) on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

Section 1.       Definitions. For purposes of this Agreement, the following terms shall have the meanings specified in this Section 1:

“Affiliate” of any Person means any other Person controlled by, controlling or under common control with such Person; provided that the Corporation and its Subsidiaries shall not be deemed to be Affiliates of any Holder. As used in this definition, “control” (including, with its correlative meanings, “controlling,” “controlled by” and “under common control with”) shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities, by contract or otherwise).

“Agreement” has the meaning set forth in the recitals.

“Automatic Shelf Registration Statement” has the meaning set forth in Section 2(a).

“Black Out Period” has the meaning set forth in Section 14.

“Business Day” means any day of the year on which national banking institutions in New York are open to the public for conducting business and are not required or authorized to close.

“Capital Stock” means (i) with respect to any Person that is a corporation, any and all shares, interests or equivalents in capital stock of such corporation (whether voting or nonvoting and whether common or preferred), (ii) with respect to any Person that is not a corporation, individual or governmental entity, any and all partnership, membership, limited liability company or other equity interests of such Person that confer on the holder thereof the right to receive a share of the profits and losses of, or the distribution of assets of the issuing Person, and (iii) any and all warrants, rights (including conversion and exchange rights) and options to purchase any security described in the clause (i) or (ii) above.

“Class A Common Stock” has the meaning set forth in the recitals.

“Class B Common Stock” means the Corporation’s Class B common stock, par value $0.0001 per share.

“Commission” means the Securities and Exchange Commission.

“Common Units” has the meaning set forth in the recitals.

“Company” has the meaning set forth in the recitals.

“Continuing Equity Owners” has the meaning set forth in the recitals.

“Corporation” has the meaning set forth in the recitals.

“Demand Registrations” has the meaning set forth in Section 2(a).

“End of Suspension Notice” has the meaning set forth in Section 2(f)(ii).

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

“FINRA” means the Financial Industry Regulatory Authority.

“Free Writing Prospectus” means the free writing prospectus, as defined in Rule 405.

“Holder” has the meaning set forth in the recitals and any Person that is a party to this Agreement from time to time, as set forth on the signature pages hereto.

“Indemnified Party” has the meaning set forth in Section 8(c).

“Indemnifying Party” has the meaning set forth in Section 8(c).

“IPO” has the meaning set forth in the recitals.

“LLC Agreement” has the meaning set forth in the recitals.

“Long-Form Registrations” has the meaning set forth in Section 2(a).

“Majority of the Registrable Securities” means, with respect to any group of Registrable Securities described in this Agreement, the Holders of a majority of such group of Registrable Securities.

“MNPI” means material non-public information within the meaning of Regulation FD promulgated under the Exchange Act.

“Original Equity Owners” has the meaning set forth in the recitals.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Piggyback Registration” has the meaning set forth in Section 3(a).

“Public Offering” means any sale or distribution to the public of Capital Stock of the Corporation pursuant to an offering registered under the Securities Act, whether by the Corporation, by Holders and/or by any other holders of the Corporation’s Capital Stock.

“Registrable Securities” means (i) any Class A Common Stock issued or issuable by the Corporation in a Share Settlement in connection with (x) the redemption by the Company of Common Units owned by any Holder or (y) at the election of the Corporation, in a direct exchange for Common Units owned by any Holder, in each case in accordance with the terms of the LLC Agreement, (ii) any Capital Stock of the Corporation or of any Subsidiary of the Corporation issued or issuable with respect to the securities referred to in clause (i) above by way of dividend, distribution, split or combination of securities, or any recapitalization, merger, consolidation or other reorganization, and (iii) any other Shares owned (or which may be acquired upon exercise or conversion of any securities held), directly or indirectly, by Holders. As to any particular Registrable Securities owned by any Person, such securities shall cease to be Registrable Securities on the date such securities (a) have been sold or distributed pursuant to a Public Offering, (b) have been sold in compliance with Rule 144 following the consummation of the IPO, (c) have been repurchased by the Corporation or a Subsidiary of the Corporation or (d) may be disposed of pursuant to Rule 144 in a single transaction without volume limitation or other restrictions on transfer thereunder. For purposes of this Agreement, a Person shall be deemed to be a Holder, and the Registrable Securities shall be deemed to be in existence, whenever such Person has the right to acquire, directly or indirectly, such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Registrable Securities hereunder; provided a holder of Registrable Securities may only request that Registrable Securities in the form of Capital Stock of the Corporation that is registered or to be registered as a class under Section 12 of the Exchange Act be registered pursuant to this Agreement. For the avoidance of doubt, while Common Units and/or shares of Class B Common Stock may constitute Registrable Securities, under no circumstances shall the Corporation be obligated to register Common Units or shares of Class B Common Stock, and only Shares issuable upon redemption, exchange or conversion of Common Units or Class B Common Stock will be registered.

“Registration Expenses” has the meaning set forth in Section 6.

“Rule 144,” “Rule 158,” “Rule 405” and “Rule 415” mean, in each case, such rule promulgated under the Securities Act (or any successor provision) by the Commission, as the same shall be amended from time to time, or any successor rule then in force.

“Schedule of Holders” means the schedule attached to this Agreement entitled “Schedule of Holders,” which shall reflect each Holder from time to time party to this Agreement.

“Securities Act” means the U.S. Securities Act of 1933, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

“Share Settlement” means “Share Settlement” as defined in the LLC Agreement.

“Shares” has the meaning set forth in the recitals.

“Shelf Offering” has the meaning set forth in Section 2(d)(ii).

“Shelf Offering Notice” has the meaning set forth in Section 2(d)(ii).

“Shelf Offering Request” has the meaning set forth in Section 2(d)(ii).

“Shelf Registrable Securities” has the meaning set forth in Section 2(d)(ii)

“Shelf Registration” has the meaning set forth in Section 2(a).

“Shelf Registration Statement” has the meaning set forth in Section 2(d)(i).

“Short-Form Registrations” has the meaning set forth in Section 2(a).

“Subsidiary” means, with respect to the Corporation, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of Capital Stock of such Person entitled (without regard to the occurrence of any contingency) to vote in the election of directors is at the time owned or controlled, directly or indirectly, by the Corporation, or (ii) if a limited liability company, partnership, association or other business entity, either (x) a majority of the Capital Stock of such Person entitled (without regard to the occurrence of any contingency) to vote in the election of managers, general partners or other oversight board vested with the authority to direct management of such Person is at the time owned or controlled, directly or indirectly, by the Corporation or (y) the Corporation or one of its Subsidiaries is the sole manager or general partner of such Person.

“Suspension Event” has the meaning set forth in Section 2(f)(ii).

“Suspension Notice” has the meaning set forth in Section 2(f)(ii).

“Suspension Period” has the meaning set forth in Section 2(f)(i).

“Underwritten Takedown” has the meaning set forth in Section 2(d)(ii).

“WKSI” means a “well-known seasoned issuer” as defined under Rule 405.

Section 2.       Demand Registrations.

(a)        Requests for Registration. Subject to the terms and conditions of this Agreement and any lock-up agreement executed with the underwriters in connection with the IPO, each Original Equity Owner may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-1 or any similar long-form registration (“Long-Form Registrations”), and each Original Equity Owner may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-3 or any similar short-form registration (“Short-Form Registrations”) if available; provided that the Company shall not be obligated to file registration statements relating to any Long-Form Registration or Short-Form Registration under this Section 2(a) unless the market value of the Registrable Securities proposed to be registered is at least $15 million (or, if less, such Registrable Securities represent all Registrable Securities then held by the Original Equity Owner requesting such registration). All registrations requested pursuant to this Section 2(a) are referred to herein as “Demand Registrations.” The Original Equity Owner making a Demand Registration may request that the registration be made pursuant to Rule 415 under the Securities Act (a “Shelf Registration”) and, if the Corporation is a WKSI at the time any request for a Demand Registration is submitted to the Corporation, that such Shelf Registration be an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) (an “Automatic Shelf Registration Statement”). Except to the extent that Section 2(d) applies, upon receipt of the request for the Demand Registration, the Corporation shall as promptly as reasonably practicable (but in no event later than ten days after receipt of the request for the Demand Registration) give written notice of the Demand Registration to all other Holders who hold Registrable Securities and, subject to the terms of Section 2(e), shall include in such Demand Registration (and in all related registrations and qualifications under state blue sky laws and in any related underwriting) all Registrable Securities with respect to which the Corporation has received written requests for inclusion therein within (i) 15 days, in the case of any notice with respect to a Long-Form Registration, or (ii) ten days, in the case of any notice with respect to a Short-Form Registration, after the receipt of the Corporation’s notice. Each Holder agrees that such Holder shall treat as confidential the receipt of the notice of Demand Registration and shall not disclose or use the information contained in such notice of Demand Registration without the prior written consent of the Corporation or until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by the Holder in breach of the terms of this Agreement. Notwithstanding the foregoing, the Corporation shall not be required to take any action that would otherwise be required under this Section 2 or any similar provision contained in the underwriting agreement entered into in connection with any underwritten Public Offering.

(b)         Long-Form Registrations. The Original Equity Owners shall be entitled to request, in any twelve-month period, two Long-Form Registrations in which the Corporation shall pay all Registration Expenses, regardless of whether any registration statement is filed or any such Demand Registration is consummated. All Long-Form Registrations shall be underwritten registrations unless otherwise approved by the applicable Original Equity Owner.

(c)         Short-Form Registrations. In addition to the Long-Form Registrations described in Section 2(b), each Original Equity Owner shall be entitled to request an unlimited number of Short-Form Registrations in which the Corporation shall pay all Registration Expenses, regardless of whether any registration statement is filed or any such Demand Registration is consummated. Demand Registrations shall be Short-Form Registrations whenever the Corporation is permitted to use any applicable short form and if the managing underwriters (if any) agree to the use of a Short-Form Registration. After the Corporation has become subject to the reporting requirements of the Exchange Act, the Corporation shall use its reasonable best efforts to make Short-Form Registrations available for the sale of Registrable Securities.

(d)         Shelf Registrations.

(i)       Subject to the availability of required financial information, as promptly as practicable after the Corporation receives written notice of a request for a Shelf Registration, the Corporation shall file with the Commission a registration statement under the Securities Act for the Shelf Registration (a “Shelf Registration Statement”). The Corporation shall use its reasonable best efforts to cause any Shelf Registration Statement to be declared effective under the Securities Act as soon as practicable after the initial filing of such Shelf Registration Statement, and once effective, the Corporation shall cause such Shelf Registration Statement to remain continuously effective for such time period as is specified in the request by the Holders, but for no time period longer than the period ending on the earliest of (A) the third anniversary of the initial effective date of such Shelf Registration Statement, (B) the date on which all Registrable Securities covered by such Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement, and (C) the date as of which there are no longer any Registrable Securities covered by such Shelf Registration Statement in existence. Without limiting the generality of the foregoing, the Corporation shall use its reasonable best efforts to prepare a Shelf Registration Statement with respect to all of the Registrable Securities owned by or issuable to the Original Equity Owner Parties in accordance with the terms of the LLC Agreement (or such other number of Registrable Securities specified in writing by the Holder with respect to the Registrable Securities owned by or issuable to such Holder) to enable and cause such Shelf Registration Statement to be filed and maintained with the Commission as soon as practicable after the later to occur of (i) the expiration of the Lock-Up Period (as defined below) and (ii) the Corporation becoming eligible to file a Shelf Registration Statement for a Short-Form Registration; provided that any of the Original Equity Owners Parties may, with respect to itself, instruct the Corporation in writing not to include in such Shelf Registration Statement the Registrable Securities owned by or issuable to such Holder. In order for any of the Original Equity Owners to be named as a selling securityholder in such Shelf Registration Statement, the Corporation may require such Holder to deliver all information about such Holder that is required to be included in such Shelf Registration Statement in accordance with applicable law, including Item 507 of Regulation S-K promulgated under the Securities Act. Notwithstanding anything to the contrary in Section 2(d)(ii), any Holder that is named as a selling securityholder in such Shelf Registration Statement may make a secondary resale under such Shelf Registration Statement without the consent of the Holders representing a Majority of the Registrable Securities or any other Holder if such resale does not require a supplement to the Shelf Registration Statement.

(ii)       In the event that a Shelf Registration Statement is effective, Holders representing Registrable Securities either (a) with a market value of at least $25 million, or (b) that represent at least 10% of the aggregate market value of the Registrable Securities registered pursuant to such Shelf Registration Statement shall have the right at any time or from time to time to elect to sell pursuant to an offering (including an underwritten offering (an “Underwritten Takedown”)) Registrable Securities available for sale pursuant to such registration statement (“Shelf Registrable Securities”), so long as the Shelf Registration Statement remains in effect, and the Corporation shall pay all Registration Expenses in connection therewith; provided that each Original Equity Owner shall have the right at any time and from time to time to elect to sell pursuant to an offering (including an Underwritten Takedown) pursuant to a Shelf Offering Request (as defined below) made by such Original Equity Owner. The applicable Holders shall make such election by delivering to the Corporation a written request (a “Shelf Offering Request”) for such offering specifying the number of Shelf Registrable Securities that such Holders desire to sell pursuant to such offering (the “Shelf Offering”). In the case of an Underwritten Takedown, as promptly as practicable, but no later than two Business Days after receipt of a Shelf Offering Request, the Corporation shall give written notice (the “Shelf Offering Notice”) of such Shelf Offering Request to all other holders of Shelf Registrable Securities. The Corporation, subject to Section 2(e) and Section 9 hereof, shall include in such Shelf Offering the Shelf Registrable Securities of any other Holder that shall have made a written request to the Corporation for inclusion in such Shelf Offering (which request shall specify the maximum number of Shelf Registrable Securities intended to be sold by such Holder) within five Business Days after the receipt of the Shelf Offering Notice. The Corporation shall, as expeditiously as possible (and in any event within ten Business Days after the receipt of a Shelf Offering Request, unless a longer period is agreed to by the Holders representing a Majority of the Registrable Securities that made the Shelf Offering Request), use its reasonable best efforts to facilitate such Shelf Offering. Each Holder agrees that such Holder shall treat as confidential the receipt of the Shelf Offering Notice and shall not disclose or use the information contained in such Shelf Offering Notice without the prior written consent of the Corporation or until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by the Holder in breach of the terms of this Agreement.

(iii)    Notwithstanding the foregoing, if any Holder desires to effect a sale of Shelf Registrable Securities that does not constitute an Underwritten Takedown, the Holder shall deliver to the Corporation a Shelf Offering Request no later than two Business Days prior to the expected date of the sale of such Shelf Registrable Securities, and subject to the limitations set forth in Section 2(d)(i), the Corporation shall file and effect an amendment or supplement to its Shelf Registration Statement for such purpose as soon as reasonably practicable.

(iv)      Notwithstanding the foregoing, if an Original Equity Owner wishes to engage in an underwritten block trade off of a Shelf Registration Statement (either through filing an Automatic Shelf Registration Statement or through a take-down from an existing Shelf Registration Statement), then notwithstanding the foregoing time periods, such Holders only need to notify the Corporation of the block trade Shelf Offering two Business Days prior to the day such offering is to commence (unless a longer period is agreed to by Holders representing a Majority of the Registrable Securities wishing to engage in the underwritten block trade) and the Corporation shall promptly notify other Holders and such other Holders must elect whether or not to participate by the next Business Day (i.e., one Business Day prior to the day such offering is to commence) (unless a longer period is agreed to by the Holders representing a Majority of the Registrable Securities wishing to engage in the underwritten block trade) and the Corporation shall as expeditiously as possible use its reasonable best efforts to facilitate such offering (which may close as early as two Business Days after the date it commences); provided that Holders representing a Majority of the Registrable Securities wishing to engage in the underwritten block trade shall use commercially reasonable efforts to work with the Corporation and the underwriters prior to making such request in order to facilitate preparation of the registration statement, prospectus and other offering documentation related to the underwritten block trade.

(v)     The Corporation shall, at the request of Holders representing a Majority of the Registrable Securities covered by a Shelf Registration Statement, file any prospectus supplement or, if the applicable Shelf Registration Statement is an Automatic Shelf Registration Statement, any post-effective amendments and otherwise take any action necessary to include therein all disclosure and language deemed necessary or advisable by such Holders to effect such Shelf Offering.

(e)       Priority on Demand Registrations and Shelf Offerings. The Corporation shall not include in any Demand Registration or Shelf Offering any securities that are not Registrable Securities without the prior written consent of Holders representing a Majority of the Registrable Securities included in such registration or offering. If a Demand Registration or a Shelf Offering is an underwritten offering and the managing underwriters advise the Corporation in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, that can be sold therein without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, the Corporation shall include in such registration or offering, as applicable, (i) first, the Registrable Securities of Holders requested to be included in such registration which, in the opinion of the underwriters, can be sold without any such adverse effect, pro rata among the such Holders on the basis of the number of Registrable Securities owned by each such Holder that such Holder of Registrable Securities shall have requested to be included therein, (ii) second, other securities requested to be included in such registration which, in the opinion of the underwriters, can be sold without any such adverse effect, and (iii) third, securities the Corporation requested to be included in such registration for its own account which, in the opinion of the underwriters, can be sold without any such adverse effect. Alternatively, if the number of Registrable Securities which can be included on a Shelf Registration Statement is otherwise limited by Instruction I.B.6 to Form S-3 (or any successor provision thereto), the Corporation shall include in such registration or offering prior to the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included which can be included on such Shelf Registration Statement in accordance with the requirements of Form S-3, pro rata among the respective Holders thereof on the basis of the amount of Registrable Securities owned by each such Holder that such Holder of Registrable Securities shall have requested to be included therein.

(f)          Restrictions on Demand Registration and Shelf Offerings.

(i)    The Corporation shall not be obligated to effect any Demand Registration within 90 days after the effective date of a previous Demand Registration or a previous registration in which Registrable Securities were included pursuant to Section 3. The Corporation may postpone, for up to 60 days from the date of the request, the filing or the effectiveness of a registration statement for a Demand Registration or suspend the use of a prospectus that is part of a Shelf Registration Statement for up to 60 days from the date of the Suspension Notice (as defined below) and therefore suspend sales of the Shelf Registrable Securities (such period, the “Suspension Period”) by providing written notice to the Holders of Registrable Securities or Shelf Registrable Securities, as applicable, if (A) the Corporation’s board of directors determines in its reasonable good faith judgment that the offer or sale of Registrable Securities would reasonably be expected to have a material adverse effect on any proposal or plan by the Corporation or any Subsidiary to engage in any material acquisition of assets or stock (other than in the ordinary course of business) or any material merger, consolidation, tender offer, recapitalization, reorganization or other transaction involving the Corporation or any Subsidiary, (B) upon advice of counsel, the sale of Registrable Securities pursuant to the registration statement would require disclosure of MNPI not otherwise required to be disclosed under applicable law, and (C) either (x) the Corporation has a bona fide business purpose for preserving the confidentiality of such transaction or (y) disclosure of such MNPI would have a material adverse effect on the Corporation or the Corporation’s ability to consummate such transaction; provided that in such event, the Holders shall be entitled to withdraw such request for a Demand Registration or underwritten Shelf Offering and the Corporation shall pay all Registration Expenses in connection with such Demand Registration or Shelf Offering. The Corporation may delay a Demand Registration hereunder only once in any twelve-month period, except with the consent of each Original Equity Owner. The Corporation also may extend the Suspension Period with the consent of each Original Equity Owner.

(ii)     In the case of an event that causes the Corporation to suspend the use of a Shelf Registration Statement as set forth in paragraph (f)(i) above or pursuant to applicable subsections of Section 5(a)(vi) (a “Suspension Event”), the Corporation shall give a notice to the Holders of Registrable Securities registered pursuant to such Shelf Registration Statement (a “Suspension Notice”) to suspend sales of the Registrable Securities and such notice shall state generally the basis for the notice and that such suspension shall continue only for so long as the Suspension Event or its effect is continuing. If the basis of such suspension is nondisclosure of MNPI, the Corporation shall not be required to disclose the subject matter of such MNPI to Holders. A Holder shall not effect any sales of the Registrable Securities pursuant to such Shelf Registration Statement (or such filings) at any time after it has received a Suspension Notice from the Corporation and prior to receipt of an End of Suspension Notice (as defined below). Each Holder agrees that such Holder shall treat as confidential the receipt of the Suspension Notice and shall not disclose or use the information contained in such Suspension Notice without the prior written consent of the Corporation or until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by the Holder in breach of the terms of this Agreement. Holders may recommence effecting sales of the Registrable Securities pursuant to the Shelf Registration Statement (or such filings) following further written notice to such effect (an “End of Suspension Notice”) from the Corporation, which End of Suspension Notice shall be given by the Corporation to the Holders and their counsel, if any, promptly following the conclusion of any Suspension Event; provided that in no event shall an End of Suspension Notice be given after the end of the Suspension Period unless with the consent of each Original Equity Owner.

(iii)     Notwithstanding any provision herein to the contrary, if the Corporation gives a Suspension Notice with respect to any Shelf Registration Statement pursuant to this Section 2(f), the Corporation agrees that it shall (A) extend the period of time during which such Shelf Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from the date of receipt by the Holders of the Suspension Notice to and including the date of receipt by the Holders of the End of Suspension Notice, and (B) provide copies of any supplemented or amended prospectus necessary to resume sales, with respect to each Suspension Event; provided that such period of time shall not be extended beyond the date that there are no longer Registrable Securities covered by such Shelf Registration Statement.

(g)        Selection of Underwriters. Original Equity Owner(s) initiating any Demand Registration representing a Majority of the Registrable Securities included in such Demand Registration shall have the right to select the investment banker(s) and manager(s) to administer the offering (including assignment of titles), subject to the Corporation’s approval not be unreasonably withheld, conditioned or delayed. If any Shelf Offering is an Underwritten Takedown, the Holders representing a Majority of the Registrable Securities participating in such Underwritten Takedown shall have the right to select the investment banker(s) and manager(s) to administer the offering relating to such Shelf Offering (including assignment of titles), subject to the Corporation’s approval not to be unreasonably withheld, conditioned or delayed.

(h)         Fulfillment of Registration Obligations. Notwithstanding any other provision of this Agreement, a registration requested pursuant to this Section 2 shall not be deemed to have been effected: (i) if the number of Registrable Securities requested to be included in a Long-Form Registration by the initiating Original Equity Owner is cut back by the managing underwriters pursuant to Section 2(e) by more than twenty percent (20%); (ii) if the registration statement is withdrawn without becoming effective in accordance with Section 2(f) or otherwise without the consent of the initiating Original Equity Owner; (iii) if after it has become effective such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or any other governmental authority for any reason other than a misrepresentation or an omission by the Holder making such Demand Registration, or an Affiliate of such Holder (other than the Corporation and its controlled Affiliates), and, as a result thereof, the Registrable Securities requested to be registered cannot be completely distributed in accordance with the plan of distribution set forth in the related registration statement; (iv) if the registration does not contemplate an underwritten offering, if it does not remain effective for at least 180 days (or such shorter period as will terminate when all securities covered by such registration statement have been sold or withdrawn); or if such registration statement contemplates an underwritten offering, if it does not remain effective for at least 180 days plus such longer period as, in the opinion of counsel for the underwriter or underwriters, a prospectus is required by applicable law to be delivered in connection with the sale of Registrable Securities by an underwriter or dealer; or (v) in the event of an underwritten offering, if the conditions to closing (including any condition relating to an overallotment option) specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied or waived other than by reason of some wrongful act or omission by the Holder that made the Demand Registration, or an Affiliate of such Holder.

(i)          Other Registration Rights. The Corporation represents and warrants that it is not a party to, or otherwise subject to, any other agreement granting registration rights to any other Person with respect to any securities of the Corporation. Except as provided in this Agreement, the Corporation shall not grant to any Persons the right to request the Corporation or any Subsidiary to register any Capital Stock of the Corporation or of any Subsidiary, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of each Original Equity Owner.

Section 3.        Piggyback Registrations.

(a)         Right to Piggyback. Following the IPO, whenever the Corporation proposes to register any of its securities under the Securities Act (other than (i) pursuant to a Demand Registration, (ii) in connection with registrations on Form S-4 or S-8 promulgated by the Commission or any successor or similar forms or (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities) and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Corporation shall give prompt written notice to all Holders who hold Registrable Securities of its intention to effect such Piggyback Registration and, subject to the terms of Section 3(c), shall include in such Piggyback Registration (and in all related registrations or qualifications under blue sky laws and in any related underwriting) all Registrable Securities with respect to which the Corporation has received written requests for inclusion therein within ten (10) days after delivery of the Corporation’s notice.

(b)        Piggyback Expenses. The Registration Expenses of the Holders shall be paid by the Corporation in all Piggyback Registrations, whether or not any such registration became effective.

(c)       Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Corporation, and the managing underwriters advise the Corporation in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, the Corporation shall include in such registration (i) first, the securities the Corporation proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration which, in the opinion of the underwriters, can be sold without any such adverse effect, pro rata among the Holders on the basis of the number of Registrable Securities owned by each such Holder that such Holder of Registrable Securities shall have requested to be included therein, and (iii) third, other securities requested to be included in such registration which, in the opinion of the underwriters, can be sold without any such adverse effect.

(d)         Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the selection of investment banker(s) and manager(s) for the offering shall be at the election of the Corporation (in the case of a primary registration) or at the election of the holders of other Corporation securities requesting such registration (in the case of a secondary registration); provided that Holders representing a Majority of the Registrable Securities included in such Piggyback Registration may request that one or more investment banker(s) or manager(s) be included in such offering (such request not to be binding on the Corporation or such other initiating holders of Corporation securities).

(e)         Right to Terminate Registration. The Corporation shall have the right to terminate or withdraw any registration initiated by it under this Section 3 whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Corporation in accordance with Section 6.

Section 4.      Lock-Up Agreements. In connection with the IPO, each Original Equity Owner (each a “Lock-Up Party”) has entered into a customary lock-up agreement with J.P. Morgan Securities LLC, BofA Securities, Inc., RBC Capital Markets, LLC, and Wells Fargo Securities, LLC, as representatives (the “Representatives”) of the several underwriters, pursuant to which each Lock-Up Party has agreed to certain restrictions relating to the shares of Capital Stock and certain other securities held by them (collectively, the “Lock-Up Restrictions”) during the period ending 180 days after the date of the final prospectus issued in connection with the IPO (such period, the “Lock-Up Period”). In the event that the Representatives consent to the release from the Lock-Up Restrictions of any shares of Capital Stock (or other securities) held by a Lock-Up Party (any such party, the “Released Party,” and any shares of Capital Stock or other securities so released, the “Released Shares”), such Released Party hereby agrees not to sell or otherwise dispose of any Released Shares unless the same percentage of the total number of outstanding shares of Class A Common Stock held by each other Lock-Up Party (assuming the exchange of all membership interests of the Company for a corresponding number of shares of Class A Common Stock in accordance with the LLC Agreement) as is equal to the percentage of the total number of outstanding shares of Class A Common Stock of the Released Party represented by the Released Shares (assuming the exchange of all membership interests of the Company for a corresponding number of shares of Class A Common Stock in accordance with the LLC Agreement) is immediately and fully released from any Lock-Up Restrictions on the same terms as the Released Shares. The Corporation may impose stop-transfer instructions with respect to the shares of Capital Stock and other securities subject to the Lock-Up Restrictions until the end of the Lock-Up Period. Notwithstanding anything to the contrary herein, each Original Equity Owner shall be entitled to waive its rights hereunder.

Section 5.        Registration Procedures.

(a)        Whenever the Holders have requested that any Registrable Securities be registered pursuant to this Agreement or have initiated a Shelf Offering, (x) such Holders shall, if applicable, cause such Registrable Securities to be exchanged into shares of Class A Common Stock in accordance with the terms of the LLC Agreement prior to sale of such Registrable Securities and (y) the Corporation shall use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Corporation shall as expeditiously as possible:

(i)     in accordance with the Securities Act and all applicable rules and regulations promulgated thereunder, prepare and file with the Commission (subject to the availability of required financial information) a registration statement, and all amendments and supplements thereto and related prospectuses, with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Corporation shall furnish to the counsel selected by the Original Equity Owner(s) initiating a Demand Registration or, in all other cases, the Holders representing a Majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

(ii)      notify each holder of Registrable Securities of (A) the issuance by the Commission of any stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose, (B) the receipt by the Corporation or its counsel of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (C) the effectiveness of each registration statement filed hereunder;

(iii)    prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period ending when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of distribution by the sellers thereof set forth in such registration statement (but in any event not before the expiration of any longer period required under the Securities Act or, if such registration statement relates to an underwritten Public Offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sale of Registrable Securities by an underwriter or dealer) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(iv)    furnish to each seller of Registrable Securities thereunder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), each Free Writing Prospectus and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(v)     use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Corporation shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (B) consent to general service of process in any such jurisdiction or (C) subject itself to taxation in any such jurisdiction);

(vi)     notify each seller of such Registrable Securities (A) promptly after it receives notice thereof, of the date and time when such registration statement and each post-effective amendment thereto has become effective or a prospectus or supplement to any prospectus relating to a registration statement has been filed and when any registration or qualification has become effective under a state securities or blue sky law or any exemption thereunder has been obtained, (B) promptly after receipt thereof, of any request by the Commission for the amendment or supplementing of such registration statement or prospectus or for additional information and (C) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, subject to Section 2(f), at the request of any such seller, the Corporation shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

(vii)    use reasonable best efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Corporation are then listed and, if not so listed, to be listed on a securities exchange and, without limiting the generality of the foregoing, to arrange for at least two market markers to register as such with respect to such Registrable Securities with FINRA;

(viii)    use reasonable efforts to provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(ix)      enter into and perform such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Holders representing a Majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split, combination of shares, recapitalization or reorganization);

(x)      make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate and business documents and properties of the Corporation as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Corporation’s officers, directors, employees, agents, representatives and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

(xi)      take all reasonable actions to ensure that any Free-Writing Prospectus utilized in connection with any Demand Registration or Piggyback Registration hereunder complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(xii)     otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Corporation’s first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158;

(xiii)    to the extent that a Holder, in its sole and exclusive judgment, might be deemed to be an underwriter of any Registrable Securities or a controlling person of the Corporation, permit such Holder to participate in the preparation of such registration or comparable statement and allow such Holder to provide language for insertion therein, in form and substance satisfactory to the Corporation, which in the reasonable judgment of such Holder and its counsel should be included;

(xiv)   in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or the issuance of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Class A Common Stock included in such registration statement for sale in any jurisdiction, use reasonable efforts promptly to obtain the withdrawal of such order;

(xv)    use its reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

(xvi)    cooperate with the Holders of Registrable Securities covered by the registration statement and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement and enable such securities to be in such denominations and registered in such names as the managing underwriter, or agent, if any, or such Holders may request;

(xvii)   cooperate with each Holder of Registrable Securities covered by the registration statement and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

(xviii)  use its reasonable best efforts to make available the executive officers of the Corporation to participate with the Holders of Registrable Securities covered by the registration statement and any underwriters in any “road shows” or other selling efforts that may be reasonably requested by the Holders in connection with the methods of distribution for the Registrable Securities;

(xix)   in the case of any underwritten Public Offering, use its reasonable best efforts to obtain one or more cold comfort letters from the Corporation’s independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the Holders representing a Majority of the Registrable Securities being sold reasonably request;

(xx)    in the case of any underwritten Public Offering, use its reasonable best efforts to provide a legal opinion of the Corporation’s outside counsel, dated the closing date of the Public Offering, in customary form and covering such matters of the type customarily covered by legal opinions of such nature, which opinion shall be addressed to the underwriters and the Holders of such Registrable Securities being sold;

(xxi)   if the Corporation files an Automatic Shelf Registration Statement covering any Registrable Securities, use its reasonable best efforts to remain a WKSI (and not become an ineligible issuer (as defined in Rule 405 under the Securities Act)) during the period during which such Automatic Shelf Registration Statement is required to remain effective;

(xxii)   if the Corporation does not pay the filing fee covering the Registrable Securities at the time an Automatic Shelf Registration Statement is filed, pay such fee at such time or times as the Registrable Securities are to be sold; and

(xxiii)  if the Automatic Shelf Registration Statement has been outstanding for at least three (3) years, at the end of the third year, file a new Automatic Shelf Registration Statement covering the Registrable Securities, and, if at any time when the Corporation is required to re-evaluate its WKSI status the Corporation determines that it is not a WKSI, use its reasonable efforts to refile the Shelf Registration Statement on Form S-3 and, if such form is not available, Form S-1 and keep such registration statement effective during the period during which such registration statement is required to be kept effective.

(b)        Any officer of the Corporation who is a Holder agrees that if and for so long as he or she is employed by the Corporation or any Subsidiary thereof, he or she shall participate fully in the sale process in a manner customary and reasonable for persons in like positions and consistent with his or her other duties with the Corporation and in accordance with applicable law, including the preparation of the registration statement and the preparation and presentation of any road shows.

(c)        The Corporation may require each Holder requesting, or electing to participate in, any registration to furnish the Corporation such information regarding such Holder and the distribution of such Registrable Securities as the Corporation may from time to time reasonably request in writing.

If the Original Equity Owners  or any of their respective Affiliates seek to effectuate an in-kind distribution of all or part of their respective Registrable Securities to their respective direct or indirect equityholders, the Corporation shall, subject to any applicable lock-ups, work with the foregoing persons to facilitate such in-kind distribution in the manner reasonably requested and such distributees shall have the right to become a party to this Agreement by the joinder in the form of Exhibit A hereto and thereby have all of the rights of such Original Equity Owners  under this Agreement, other than the Demand Registration rights of an Original Equity Owner.

Section 6.     Registration Expenses. The Company will pay all expenses incurred in connection with any registration pursuant to this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, transfer taxes, fees and expenses of counsel for the Company and the reasonable fees and expenses of one counsel selected by the Holders of a majority of the Registrable Securities to be included in such registration to represent them, state securities or Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts and selling commissions relating to the sale of the Registrable Securities.

Section 7.       Notification. The Company shall promptly notify each Holder of Registrable Securities covered by any registration statement of any event that results in the prospectus included in such registration statement or such registration statement, as then in effect, containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

Section 8.       Indemnification and Contribution.

(a)        Indemnification by the Company. The Company shall indemnify and hold harmless each Holder included in any registration, its officers, directors, managers, members, partners and Affiliates, each underwriter of the Registrable Securities being sold by such Holder, and each controlling person of any of the foregoing, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering, circular, or other document relating to such Registrable Securities (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act, the Exchange Act, or any other law, rule or regulation applicable to the Company and relating to action or inaction required of the Company in connection with any registration, qualification or compliance contemplated by this Agreement, and will reimburse each such Holder, each of its officers, directors, managers, members, partners and affiliates, and each such underwriter and controlling person for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, whether or not resulting in liability: provided, however, that (A) the indemnity agreement contained in this Section 8(a) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability, action or proceeding if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld) except that no such consent shall be required if the settlement (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of any indemnified party, and (B) the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability (i) arises out of or is based on any untrue statement or omission based upon and in conformity with written information furnished to the Company by or on behalf of such Holder or underwriter and stated to be specifically for use therein, or (ii) results solely from the failure of such Holder to deliver a copy of the registration statement, prospectus, offering circular or any amendments or supplements thereto after the Company has furnished such Holder with a sufficient number of copies thereof.

(b)         Indemnification by the Holders of Registrable Securities. Each participating Holder shall, severally and not jointly, indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each underwriter of the Registrable Securities, each other participating Holder, its officers, directors, managers, members, partners and affiliates, and each controlling person of any of the foregoing, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact concerning such Holder contained in any prospectus, offering circular or other document relating to the Registrable Securities (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein a material fact concerning such Holder required to be stated therein or necessary to make the statements therein concerning such Holder not misleading, and will reimburse the Company and each such director, officer, manager, member, other participating Holder, partner, affiliate or controlling person referred to above for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that no Holder will be liable in any such case except to the extent that any such claim, loss, damage or liability arises out of any untrue statement or omission based upon and in conformity with written information furnished to the Company by or on behalf of such Holder and stated to be specifically for use therein; and provided, further, that no Holder will be liable under this Section for losses, costs, damages or expenses exceeding in the aggregate the net proceeds paid to such Holder in such offering.

(c)         Procedures for Indemnification. Each party entitled to indemnification under Section 9(a) or (b) (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party; and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement. The Indemnified Party may participate in such defense at such party’s expense; provided, however, that the Indemnifying Party shall pay such expenses if the Indemnified Party shall believe in good faith that representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party, which consent will not be unreasonably withheld, delayed or conditioned.

(d)        Contribution. If the indemnification provided for in Section 8(a) or (b) is unavailable to any Indemnified Party thereunder in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to in such Sections, then each Person that would have been an Indemnifying Party thereunder shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and such Indemnified Party on the other. The relative fault shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or such Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, or whether such losses, claims, damages or liabilities (or actions in respect thereof) arose out of the action or failure to act of one or more of such parties. Notwithstanding the foregoing, (A) no Holder will be required to contribute any amount in excess of the net proceeds paid to such Holder in respect of all Registrable Securities sold by such Holder pursuant to such registration statement, and (B) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

(e)         Reports Under Exchange Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3 (or any successor form), the Company agrees to use its commercially reasonable efforts to satisfy the requirements of all such rules and regulations (including the requirements for public information, registration under the Exchange Act and timely reporting to the Commission) at the earliest possible date (but in any event not later than 90 days) after the effective date of the registration statement for its first registered public offering. The Company will furnish to each Holder, whenever requested, a written statement as to its compliance with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, a copy of its most recent annual or quarterly report, and such other reports and information filed by the Company as such Holder may reasonably request in connection with the sale of Registrable Securities without registration.

Section 9.      Additional Parties; Joinder. Subject to the prior written consent of each Controlling Holder, the Corporation may make any Person who acquires Class A Common Stock or rights to acquire Class A Common Stock from the Corporation after the date hereof (including without limitation any Person who acquires Common Units) a party to this Agreement (each such Person, an “Additional Holder”) and to succeed to all of the rights and obligations of a Holder under this Agreement by obtaining an executed joinder to this Agreement from such Additional Holder in the form of Exhibit A attached hereto (a “Joinder”). Upon the execution and delivery of a Joinder by such Additional Holder, the Class A Common Stock of the Corporation acquired by such Additional Holder or issuable upon redemption or exchange of Common Units acquired by such Additional Holder (the “Acquired Common”) shall be Registrable Securities to the extent provided herein, such Additional Holder shall be a Holder under this Agreement with respect to the Acquired Common, and the Corporation shall add such Additional Holder’s name and address to the Schedule of Holders and circulate such information to the parties to this Agreement.

Section 9.       Underwritten Registrations.

(a)        Participation. No Person may participate in any Public Offering hereunder which is underwritten unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to any over-allotment or “green shoe” option requested by the underwriters; provided that no Holder shall be required to sell more than the number of Registrable Securities such Holder has requested to include) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, custody agreements and other documents required under the terms of such underwriting arrangements. Each Holder shall execute and deliver such other agreements as may be reasonably requested by the Corporation and the lead managing underwriter(s) that are consistent with such Holder’s obligations under Section 4, Section 5 and this Section 9(a) or that are necessary to give further effect thereto. To the extent that any such agreement is entered into pursuant to, and consistent with, Section 4 and this Section 9(a), the respective rights and obligations created under such agreement shall supersede the respective rights and obligations of the Holders, the Corporation and the underwriters created pursuant to this Section 9(a).

(b)        Price and Underwriting Discounts. In the case of an underwritten Demand Registration or Underwritten Takedown requested by the Holders pursuant to this Agreement, the price, underwriting discount and other financial terms of the related underwriting agreement for the Registrable Securities shall be determined by the Holders representing a Majority of the Registrable Securities included in such underwritten offering.

(c)       Suspended Distributions. Each Person that is participating in any registration under this Agreement, upon receipt of any notice from the Corporation of the happening of any event of the kind described in Section 5(a)(vi)(B) or (C), shall immediately discontinue the disposition of its Registrable Securities pursuant to the registration statement until such Person’s receipt of the copies of a supplemented or amended prospectus as contemplated by Section 5(a)(vi). In the event the Corporation has given any such notice, the applicable time period set forth in Section 5(a)(iii) during which a registration statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this Section 9(c) to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 5(a)(vi).

Section 10.     Rule 144. At all times after the Corporation has filed a registration statement with the Commission pursuant to the requirements of either the Securities Act or the Exchange Act, the Corporation shall file all reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as any Holder may reasonably request, including (i) instructing the transfer agent for the Registrable Securities to remove restrictive legends from any Registrable Securities sold pursuant to Rule 144 (to the extent such removal is permitted under Rule 144 and other applicable law), and (ii) cooperating with the Holder of such Registrable Securities to facilitate the transfer of such securities through the facilities of The Depository Trust Company, in such amounts and credited to such accounts as such Holder may request (or, if applicable, the preparation and delivery of certificates representing such securities, in such denominations and registered in such names as such Holder may request), all to the extent required to enable the Holders to sell Registrable Securities pursuant to Rule 144. Upon request, the Corporation shall deliver to any Holder a written statement as to whether it has complied with such requirements.

Section 11.     Registration Rights of Others. The Company will not, without the prior written consent of the Holders of a majority of the Registrable Securities, grant to any other Person the right to (a) require the Company to initiate the registration of any securities, or (b) require the Company to include in any registration securities owned by such Person, unless under the terms of such arrangement such Person may include securities in such registration only to the extent that the inclusion thereof does not limit the number of Registrable Securities included therein or adversely affect the offering price thereof. The Company represents and warrants that it has not granted any Person other than the parties hereto the right to require the Company to initiate the registration of any securities or include in any registration any securities owned by such Person.

Section 12.    Transfer of Registrable Securities. Notwithstanding anything to the contrary contained herein, except in the case of (i) a transfer to the Corporation, (ii) a transfer by any Original Equity Owner or any of its Affiliates to its respective equityholders, (iii) a Public Offering, (iv) a sale pursuant to Rule 144 after the completion of the IPO or (v) a transfer in connection with a sale of the Corporation, prior to transferring any Registrable Securities to any Person (including, without limitation, by operation of law), the transferring Holder shall cause the prospective transferee to execute and deliver to the Corporation a Joinder agreeing to be bound by the terms of this Agreement. Any transfer or attempted transfer of any Registrable Securities in violation of any provision of this Agreement shall be void, and the Corporation shall not record such transfer on its books or treat any purported transferee of such Registrable Securities as the owner thereof for any purpose.

Section 13.     MNPI Provisions.

(a)        Each Holder acknowledges that the provisions of this Agreement that require communications by the Corporation or other Holders to such Holder may result in such Holder and its Representatives (as defined below) acquiring MNPI (which may include, solely by way of illustration, the fact that an offering of the Corporation’s securities is pending or the number of Corporation securities or the identity of the selling Holders).

(b)         Each Holder agrees that it will maintain the confidentiality of such MNPI and, to the extent such Holder is not a natural person, such confidential treatment shall be in accordance with procedures adopted by it in good faith to protect confidential information of third parties delivered to such Holder (“Policies”); provided that a holder may deliver or disclose MNPI to (i) its directors, officers, employees, agents, attorneys, affiliates and financial and other advisors (collectively, the “Representatives”), but solely to the extent such disclosure reasonably relates to its evaluation of exercise of its rights under this Agreement and the sale of any Registrable Securities in connection with the subject of the notice, (ii) any federal or state regulatory authority having jurisdiction over such Holder, (iii) any Person if necessary to effect compliance with any law, rule, regulation or order applicable to such Holder, (iv) in response to any subpoena or other legal process, or (v) in connection with any litigation to which such Holder is a party; provided further, that in the case of clause (i), the recipients of such MNPI are subject to the Policies or agree to hold confidential the MNPI in a manner substantially consistent with the terms of this Section 13 and that in the case of clauses (ii) through (v), such disclosure is required by law and such Holder shall promptly notify the Corporation of such disclosure to the extent such Holder is legally permitted to give such notice.

Each Holder shall have the right, at any time and from time to time (including after receiving information regarding any potential Public Offering), to elect to not receive any notice that the Corporation or any other Holders otherwise are required to deliver pursuant to this Agreement by delivering to the Corporation a written statement signed by such Holder that it does not want to receive any notices hereunder (an “Opt-Out Request”); in which case and notwithstanding anything to the contrary in this Agreement the Corporation and other Holders shall not be required to, and shall not, deliver any notice or other information required to be provided to Holders hereunder to the extent that the Corporation or such other Holders reasonably expect would result in a Holder acquiring MNPI. An Opt-Out Request may state a date on which it expires or, if no such date is specified, shall remain in effect indefinitely. A Holder who previously has given the Corporation an Opt-Out Request may revoke such request at any time, and there shall be no limit on the ability of a Holder to issue and revoke subsequent Opt-Out Requests; provided that each Holder shall use commercially reasonable efforts to minimize the administrative burden on the Corporation arising in connection with any such Opt-Out Requests.

Section 14.    Black-Out Periods. Notwithstanding anything in this Section 14 to the contrary, if the Company shall furnish to the Holders initiating a registration pursuant to Section 2 or Section 3 of this Agreement a certificate signed by the President or Chief Executive Officer of the Company stating that the Corporation’s board of directors has made the good faith determination (after consultation with counsel) (i) that use by the Holders of such proposed registration statement for purposes of effecting offers or sales of Registrable Securities pursuant thereto would require, under the Securities Act, premature disclosure in such registration statement of material, nonpublic information concerning any proposed material transaction involving the Company; (ii) that such premature disclosure would be materially adverse to the Company or such proposed material transaction or would make the successful consummation by the Company of any such material transaction significantly less likely; and (iii) that it is therefore essential to defer the filing of such registration statement for purposes of effecting offers or sales of Registrable Securities pursuant thereto, then the right of the Holders to require the Company to file such registration statement for purposes of effecting offers or sales of Registrable Securities pursuant thereto shall be suspended for a period (the “Black Out Period”) of not more than 60 days after delivery by the Company of the certificate referred to above. Notwithstanding the foregoing, (A) if the public announcement of such material transaction is made during a Black Out Period, then the Black Out Period shall terminate without any further action of the parties and the Company shall immediately notify such Holders of such termination, and (B) the Company may not exercise the right to initiate a Black Out Period more than once in any twelve month period.

Section 15.      General Provisions.

(a)       Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended, modified, terminated or waived only with the prior written consent of the Corporation and the Holders of a majority of the Registrable Securities; provided that no such amendment, modification, termination or waiver that would materially and adversely affect a Holder in a manner materially different than any other Holder, shall be effective against such Holder without the consent of such Holder that is materially and adversely affected thereby. The failure or delay of any Person to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such Person thereafter to enforce each and every provision of this Agreement in accordance with its terms. A waiver or consent to or of any breach or default by any Person in the performance by that Person of his, her or its obligations under this Agreement shall not be deemed to be a consent or waiver to or of any other breach or default in the performance by that Person of the same or any other obligations of that Person under this Agreement.

(b)        Remedies. The parties to this Agreement shall be entitled to enforce their rights under this Agreement specifically (without posting a bond or other security), to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that a breach of this Agreement would cause irreparable harm and money damages would not be an adequate remedy for any such breach and that, in addition to any other rights and remedies existing hereunder, any party shall be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

(c)        Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited, invalid, illegal or unenforceable in any respect under any applicable law or regulation in any jurisdiction, such prohibition, invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or in any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such prohibited, invalid, illegal or unenforceable provision had never been contained herein.

(d)        Entire Agreement. Except as otherwise provided herein, this Agreement contains the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties hereto, written or oral, which may have related to the subject matter hereof in any way.

(e)         Successors and Assigns. This Agreement shall bind and inure to the benefit and be enforceable by the Corporation and its successors and assigns and the Holders and their respective successors and assigns (whether so expressed or not). In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit Holders are also for the benefit of, and enforceable by, any subsequent or successor Holder.

(f)         Notices. Any notice, demand or other communication to be given under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (i) when delivered personally to the recipient, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient but, if not, then on the next business day, (iii) one business day after it is sent to the recipient by reputable overnight courier service (charges prepaid) or (iv) three business days after it is mailed to the recipient by first class mail, return receipt requested. Such notices, demands and other communications shall be sent to the Corporation at the address specified below and to any Holder or to any other party subject to this Agreement at such address as indicated on the Schedule of Holders, or at such address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party. Any party may change such party’s address for receipt of notice by providing prior written notice of the change to the sending party as provided herein. The Corporation’s address is:

Smith Douglas Homes Corp.
110 Village Trail, Suite 215
Woodstock, Georgia 30188

Attn: Brett Steele, General Counsel

With a copy to:

Latham & Watkins LLP
1271 Avenue of the Americas
New York, New York 10022
Attn: Marc Jaffe
Facsimile: ***

or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.

(g)        Business Days. If any time period for giving notice or taking action hereunder expires on a day that is not a business day, the time period shall automatically be extended to the immediately following business day.

(h)         Governing Law. The corporate law of the State of Delaware shall govern all issues and questions concerning the relative rights of the Corporation and its stockholders. All other issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

(i)          MUTUAL WAIVER OF JURY TRIAL. AS A SPECIFICALLY BARGAINED FOR INDUCEMENT FOR EACH OF THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT (AFTER HAVING THE OPPORTUNITY TO CONSULT WITH COUNSEL), EACH PARTY HERETO EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO OR ARISING IN ANY WAY FROM THIS AGREEMENT OR THE MATTERS CONTEMPLATED HEREBY.

(j)     CONSENT TO JURISDICTION AND SERVICE OF PROCESS. EACH OF THE PARTIES IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE CITY AND COUNTY OF NEW YORK BOROUGH OF MANHATTAN, FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT, ANY RELATED AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY. EACH OF THE PARTIES HERETO FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO SUCH PARTY’S RESPECTIVE ADDRESS SET FORTH ABOVE SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY ACTION, SUIT OR PROCEEDING WITH RESPECT TO ANY MATTERS TO WHICH IT HAS SUBMITTED TO JURISDICTION IN THIS PARAGRAPH. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS AGREEMENT, ANY RELATED DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE, AND HEREBY AND THEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(k)        No Recourse. Notwithstanding anything to the contrary in this Agreement, the Corporation and each Holder agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement, shall be had against any current or future director, officer, employee, general or limited partner or member of any Holder or of any Affiliate or assignee thereof, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future officer, agent or employee of any Holder or any current or future member of any Holder or any current or future director, officer, employee, partner or member of any Holder or of any Affiliate or assignee thereof, as such for any obligation of any Holder under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

(l)          Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The use of the word “including” in this Agreement shall be by way of example rather than by limitation.

(m)       No Strict Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.

(n)         Counterparts. This Agreement may be executed in multiple counterparts, any one of which need not contain the signature of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

(o)       Electronic Delivery. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent executed and delivered by means of a photographic, photostatic, facsimile or similar reproduction of such signed writing using a facsimile machine or electronic mail shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or electronic mail to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or electronic mail as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

(p)       Further Assurances. In connection with this Agreement and the transactions contemplated hereby, each Holder shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Agreement and the transactions contemplated hereby.

(q)         No Inconsistent Agreements. The Corporation shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Holders in this Agreement.

* * * * *

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

SMITH DOUGLAS HOMES CORP.

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

GSB HOLDINGS LLC

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

THE BRADBURY FAMILY TRUST II A U/A/D DECEMBER 29, 2015

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

SCHEDULE OF HOLDERS

Holder
GSB Holdings LLC
The Bradbury Family Trust II A
U/A/D December 29, 2015

EXHIBIT A

REGISTRATION RIGHTS AGREEMENT JOINDER

The undersigned is executing and delivering this Joinder pursuant to the Registration Rights Agreement dated as of [ ● ], 2023 (as the same may hereafter be amended, the “Registration Rights Agreement”), among Smith Douglas Homes Corp., a Delaware corporation (the “Corporation”), and the other person named as parties therein.

By executing and delivering this Joinder to the Corporation, and upon acceptance hereof by the Corporation upon the execution of a counterpart hereof, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Registration Rights Agreement as a Holder of Registrable Securities in the same manner as if the undersigned were an original signatory to the Registration Rights Agreement, and the undersigned’s shares of Class A Common Stock (or shares of Class A Common Stock to be issued upon the conversion of the undersigned’s shares of Class B Common Stock) shall be included as Registrable Securities under the Registration Rights Agreement to the extent provided therein. The Corporation is directed to add the address below the undersigned’s signature on this Joinder to the Schedule of Holders attached to the Registration Rights Agreement.

Accordingly, the undersigned has executed and delivered this Joinder as of the day of _______________, 20__.

Signature of Stockholder

Print Name of Stockholder
Its:

Address:

Agreed and Accepted as of _______________, 20__

Smith Douglas Homes Corp.

By:
Name:
Its: